UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 14, 2018 (May 10, 2018)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(615) 440-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders of Tractor Supply Company (the “Company”) was held on May 10, 2018.  At the meeting, the shareholders elected each of the Company’s nominees for director to serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the shareholders ratified the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2018, voted in favor of the compensation of the named executive officers of the Company on an advisory and non-binding basis and voted to approve the 2018 Omnibus Incentive Plan.

The voting results of the director elections, ratification of the re-appointment of Ernst & Young LLP, advisory vote on the compensation of the named executive officers and the approval of the 2018 Omnibus Incentive Plan, which were described in more detail in the definitive proxy statement relating to the 2018 Annual Meeting of Shareholders that the Company filed with the Securities and Exchange Commission on March 27, 2018, are set forth below.

(1)           Each director was elected by the following tabulation:

	For	Withheld	Broker Non-Votes
Cynthia T. Jamison	87,369,921	2,780,342	19,531,972
Peter D. Bewley	88,766,863	1,383,400	19,531,972
Denise L. Jackson	89,689,620	460,643	19,531,972
Thomas A. Kingsbury	89,759,923	390,340	19,531,972
Ramkumar Krishnan	89,609,864	540,399	19,531,972
George MacKenzie	87,728,544	2,421,719	19,531,972
Edna K. Morris	86,498,251	3,652,012	19,531,972
Mark J. Weikel	88,828,688	1,321,575	19,531,972
Gregory A. Sandfort	87,137,303	3,012,960	19,531,972

(2)           Ratification of the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2018 was approved by the following tabulation:

For	Against	Abstain
106,115,251	3,364,279	202,705

(3)           The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
84,973,897	4,888,019	288,347	19,531,972

(4)           The 2018 Omnibus Incentive Plan was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
80,722,246	9,159,838	268,179	19,531,972

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 14, 2018	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Senior Vice President - Chief Financial Officer and Treasurer